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                                                                  EXECUTION COPY

                      UBS MORTGAGE LOAN PURCHASE AGREEMENT


                  Mortgage Loan Purchase Agreement, dated as of November 12, 2003 (the "Agreement"), between UBS Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

                  The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS Commercial Mortgage Trust 2003-C8, Commercial Mortgage Pass-Through Certificates, Series 2003-C8. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of November 11, 2003, between the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

                  The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman") and UBS Securities LLC ("UBSS" and, together with Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSS (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

                  In connection with the transactions contemplated hereby, the Seller, UBS Americas Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

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                  SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $577,564,509.92 (the "Initial UBS Pool Balance") as of the close of business on November 11, 2003 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on November 25, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related Administrative Fee Rate), for the period from and including November 11, 2003 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) a 38.19418% Percentage Interest in each of the Class R-I, Class R-II and Class R-III Certificates (each such Residual Interest Certificates, the "Seller's Residual Interest Certificates").

                  SECTION 2. Conveyance of Mortgage Loans.

                  (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 7 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

                  (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

                  (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

                  (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date



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and the date on which all necessary recording or filing, as applicable, information is available to the Recording/Filing Agent), cause (i) each assignment of Mortgage, each assignment of Assignment of Leases and each assignment of Uniform Commercial Code financing statement, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording or filing office, as the case may be, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

                  The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

                  (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

                  (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.


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                  SECTION 3. Representations, Warranties and Covenants of Seller
and Additional Party.

                  (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

                      (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                      (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Representing Party is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

                      (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

                      (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any


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          third person to the execution and delivery of this Agreement by the
          Representing Party or the performance by the Representing Party of its obligations under this Agreement.

                      (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                      (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

                      (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

                  In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

                      (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                      (ii) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any


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          distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

                      (iii) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

                      (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of
          Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

                      (v) Neither the Seller nor anyone acting on its behalf has
          (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

                      (vi) The Seller has been furnished with all information regarding (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.


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                      (vii) The Seller is an "accredited investor" within the
          meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                      (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

                      (ix) The Seller is a United States Tax Person and is not a Disqualified Organization.

                  (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

                  (c) The Seller intends to transfer the Seller's Residual Interest Certificates to JPMorgan Chase Bank on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of
Section 5.02 of the Pooling and Servicing Agreement, as in effect on the Closing Date, and applicable law. The Seller hereby directs the Purchaser to cause the Seller's Residual Interest Certificates to be registered in the name of JPMorgan Chase Bank upon initial issuance.

                  SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

                      (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                      (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not


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          (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                      (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                      (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in
          Section 1 hereof.

                  SECTION 5. Notice of Breach; Cure; Repurchase.

                  (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser or the Certificateholders in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then the Seller shall, not later than 90 days after its receipt of a Seller/Depositor Notification (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating


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that the Seller anticipates that such Material Breach or Material Document
Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the Initial Resolution Period and any such Resolution Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the Purchaser every six months thereafter that the Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller and the Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller or the Additional Party discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

                  If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the Seller of a Seller/Depositor Notification providing notice of such event, the Seller shall cure the subject Material Document Defect within the time period specified in such Seller/Depositor Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in the event of such an election, the Seller shall pay all reasonable costs and expenses in connection with the applicable servicer's effecting such cure.

                  (b) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling


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

Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser or the Certificateholders in any Mortgage Loan, and
(ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

                  (c) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

                  (d) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase the affected Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

                  SECTION 6. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under
Section 5 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's obligations hereunder shall be deemed to be performance thereof by the Seller.

                  SECTION 7. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

                  The Closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller and the Additional Party set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

                  (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

                  (c) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

                  (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and Additional Party shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                  (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

                  All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                  SECTION 8. Closing Documents. The Closing Documents shall consist of the following:

                  (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

                  (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

                  (c) The Indemnification Agreement duly executed by the parties thereto;

                  (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and, in the case of the Seller, in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                  (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or, in the case of the Seller, in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and, in the case of the Seller, the Indemnification Agreement,
(ii) the organizational documents of each of the Seller and the Additional Party, and (iii) a certificate of good standing of each of the Seller and the Additional Party, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

                  (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

                  (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

                  (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

                  (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

                  (l) In connection with the initial issuance of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from the Seller and from the transferee of the Seller;

                  (m) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended; and

                  (n) Such further certificates, opinions and documents as the Purchaser may reasonably request.

                  SECTION 9. Costs. An amount equal to 38.19418% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

                  SECTION 10. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the

Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

                  SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the initial Purchaser to the Trustee).

                  SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                  SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER, THE ADDITIONAL PARTY AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  SECTION 16. Further Assurances. The Seller, the Additional Party and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                  SECTION 17. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party, as the case may be, without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Additional Party, the Purchaser, and their respective successors and permitted assigns.

SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                         SELLER
                                         ------

                                         UBS REAL ESTATE INVESTMENTS INC.


                                         By: /s/ Robert Pettinato
                                             -----------------------------------
                                             Name: Robert Pettinato
                                             Title: Director


                                         By: /s/ Brad Cohen
                                             -----------------------------------
                                             Name: Brad Cohen
                                             Title: Director

                                         Address for Notices:
                                         1285 Avenue of the Americas, 11th Floor
                                         New York, New York  10019
                                         Attention: Ahmed Alali
                                         Telecopier No.: (212) 713-8518


                                         ADDITIONAL PARTY
                                         ----------------

                                         UBS PRINCIPAL FINANCE LLC

                                         By: /s/ Robert Pettinato
                                             -----------------------------------
                                             Name: Robert Pettinato
                                             Title: Director


                                         By: /s/ Brad Cohen
                                             -----------------------------------
                                             Name: Brad Cohen
                                             Title: Director

                                         Address for Notices:
                                         1285 Avenue of the Americas, 11th Floor
                                         New York, New York  10019
                                         Attention:  Ahmed Alali
                                         Telecopier No.:  (212) 713-8518

                                      PURCHASER
                                      ---------

                                      STRUCTURED ASSET SECURITIES CORPORATION II


                                      By: /s/ David Nass
                                          -----------------------------------
                                          Name: David Nass
                                          Title: Vice President

                                      Address for Notices:
                                      Structured Asset Securities Corporation II
                                      745 Seventh Avenue
                                      New York, New York  10019
                                      Attention:  Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



                                 [See Attached]

MORTGAGE
  LOAN                                                                                                                        ZIP
 NUMBER                PROPERTY NAME                                     ADDRESS                 CITY             STATE       CODE
-------- --------------------------------------------    --------------------------------    --------------      -------    -------
    2    114 West 47th Street                            114 West 47th Street                New York              NY        10036
    4    Westfield Shoppingtown South County             85 South County Centerway           St. Louis             MO        63129
    6    30 Broad Street                                 30 Broad Street                     New York              NY        10004
    9    Liberty Tree Mall                               100 Independence Way                Danvers               MA        01923
   10    Milestone Hotel Portfolio                       Various                             Various             Various    Various
   11    55 West 125th Street                            55 West 125th Street                New York              NY        10027
   14    Centre at Westbank                              1601 Westbank Expressway            Harvey                LA        70058
   16    Oceanview Village Shopping Center               3995 Alemany Boulevard              San Francisco         CA        94132
   19    Malibu Bella Mar Apartments                     6487-6489 Cavalleri Road            Malibu                CA        90265
   20    One Sound Shore Drive                           One Sound Shore Drive               Greenwich             CT        06830
   21    Clinton Apartments                              425 West 48th Street &
                                                           527 West 47th Street              New York              NY        10036
   26    Pohatcong Plaza                                 1230-1280 Route 22                  Phillipsburg          NJ        08865
   27    5805 Sepulveda Boulevard                        5805 Sepulveda Boulevard            Van Nuys              CA        91411
   30    The Chateau Office                              20501 Ventura Boulevard             Woodland Hills        CA        91364
   31    Federal Express Building                        2393 Vauxhall Road                  Union                 NJ        07083
   39    43 Avenue C                                     43 Avenue C                         New York              NY        10009
   40    Best Western - Green Tree                       14173 Green Tree Boulevard          Victorville           CA        92392
   43    Park Villa Apartments                           92 Kansas Street                    Redlands              CA        92373
   45    7-11 South Broadway                             7-11 South Broadway                 White Plains          NY        10601
   47    170 Hamilton Avenue                             170 Hamilton Avenue                 White Plains          NY        10601
   56    12925 Riverside Drive                           12925 Riverside Drive               Sherman Oaks          CA        91423
   57    6133 Bristol Parkway                            6133 Bristol Parkway                Culver                CA        90230
   63    Citibank Building                               3812 Sepulveda Boulevard            Torrance              CA        90505
   66    Montagnet                                       Various                             Various               LA       Various
   68    Smythe Corners Apartments                       100-102 and 101-111 Arch Street     Philadelphia          PA        19106
   69    2101 K Street                                   2101 K Street                       Sacramento            CA        95816
   70    The Harkins Office Building                     12301 Old Columbia Pike             Silver Spring         MD        20904
   74    The Sinclair                                    663 - 673 Collins Avenue            Miami Beach           FL        33139
   80    West Little York                                11116 West Little York              Houston               TX        77041
   81    5000 Hakes Drive                                5000 Hakes Drive                    Norton Shores         MI        49441
   82    Eckerd - Morganton                              101 East Fleming Drive              Morganton             NC        28655
   83    East Wenatchee Storage                          423 Rock Island Road                East Wenatchee        WA        98802
   85    29 Bala Avenue and 919-921 Montgomery Avenue    Various                             Various               PA       Various
   90    CompUSA                                         3825 Venture Drive                  Duluth                GA        30096
   92    Bottlebrush Apartments                          1600 Bottlebrush Drive Northeast    Palm Bay              FL        32905
   93    Gulf Breeze Mobile Home Park                    1313 Minnesota Avenue               Brownsville           TX        78521

MORTGAGE                                                                                                   REMAINING
  LOAN                                                         CUT-OFF          MONTHLY         MORTGAGE    TERM TO
 NUMBER                    PROPERTY NAME                    DATE BALANCE      P&I PAYMENT         RATE      MATURITY     MATURITY
--------  -------------------------------------------      --------------     -----------       --------   ----------   ----------
    2     114 West 47th Street                             114,771,488.53     662,004.86         5.6250       118        3/11/2014
    4     Westfield Shoppingtown South County               85,907,770.66     459,618.95         4.9610       119       10/11/2033
    6     30 Broad Street                                   62,500,000.00     372,712.32         5.9500        60       11/11/2008
    9     Liberty Tree Mall                                 35,000,000.00     154,364.58         5.2200       119       10/11/2013
   10     Milestone Hotel Portfolio                         34,995,000.00     280,905.62         6.7800        84       11/11/2010
   11     55 West 125th Street                              33,975,055.33     213,786.34         6.4500       119       10/11/2013
   14     Centre at Westbank                                21,261,988.80     126,491.91         5.9200       119       10/11/2013
   16     Oceanview Village Shopping Center                 19,953,487.34     127,282.95         6.5660       117        8/11/2033
   19     Malibu Bella Mar Apartments                       16,000,000.00      94,492.71         5.8600       120       11/11/2013
   20     One Sound Shore Drive                             16,000,000.00      95,414.36         5.9500       120       11/11/2013
   21     Clinton Apartments                                14,937,576.22      89,536.71         5.9900       119       10/11/2013
   26     Pohatcong Plaza                                   11,872,994.34      63,881.77         5.0000       118        9/11/2013
   27     5805 Sepulveda Boulevard                          10,682,287.27      67,209.62         6.4400       118        9/11/2013
   30     The Chateau Office                                 9,255,622.50      56,432.80         6.1500       119       10/11/2013
   31     Federal Express Building                           9,142,829.33      56,100.30         6.2100       119       10/11/2033
   39     43 Avenue C                                        7,525,000.00      44,537.27         5.8800       120       11/11/2013
   40     Best Western - Green Tree                          7,336,114.15      51,205.25         6.8500       119       10/11/2013
   43     Park Villa Apartments                              7,094,790.96      44,643.62         6.4500       119       10/11/2013
   45     7-11 South Broadway                                6,787,052.52      39,985.85         5.8200        82        9/11/2010
   47     170 Hamilton Avenue                                6,687,242.91      39,397.83         5.8200        82        9/11/2010
   56     12925 Riverside Drive                              5,076,234.72      31,477.62         6.3100       119       10/11/2013
   57     6133 Bristol Parkway                               4,940,903.52      29,614.13         5.9800       118        9/11/2013
   63     Citibank Building                                  4,150,000.00      26,367.43         6.5500       120       11/11/2013
   66     Montagnet                                          4,000,000.00      25,467.14         6.5700       120       11/11/2013
   68     Smythe Corners Apartments                          3,896,435.54      22,438.29         5.6200       119       10/11/2013
   69     2101 K Street                                      3,497,642.82      22,700.93         6.7500       119       10/11/2013
   70     The Harkins Office Building                        3,391,395.16      20,868.09         6.2200       117        8/11/2013
   74     The Sinclair                                       3,150,000.00      19,518.18         6.3100       120       11/11/2013
   80     West Little York                                   2,364,683.51      15,308.81         6.7100       117        8/11/2013
   81     5000 Hakes Drive                                   2,246,650.02      14,803.46         6.8900       118        9/11/2013
   82     Eckerd - Morganton                                 2,208,476.69      14,216.69         6.6700       119       10/11/2013
   83     East Wenatchee Storage                             1,995,214.98      13,805.60         6.7400       118        9/11/2013
   85     29 Bala Avenue and 919-921 Montgomery Avenue       1,945,581.38      12,544.14         6.6700       117        8/11/2013
   90     CompUSA                                            1,048,787.40       7,089.68         6.5000       119       10/11/2013
   92     Bottlebrush Apartments                               986,203.32       5,981.17         6.1000       119       10/11/2013
   93     Gulf Breeze Mobile Home Park                         980,000.00       5,812.74         5.9000        84       11/11/2010

MORTGAGE                                                   REMAINING   INTEREST                   PRIMARY                 MORTGAGE
  LOAN                                                   AMORTIZATION   ACCRUAL  ADMINISTRATIVE  SERVICING     GROUND       LOAN
 NUMBER                     PROPERTY NAME                    TERM        BASIS     COST RATE        FEE        LEASE?      SELLER
--------  ---------------------------------------------- ------------  --------  --------------  ---------   ----------   ---------
    2     114 West 47th Street                                358       Act/360      0.0316        0.0300    Fee Simple     UBS
    4     Westfield Shoppingtown South County                 359       Act/360      0.0316        0.0300    Fee Simple     UBS
    6     30 Broad Street                                     360       Act/360      0.0316        0.0300     Leasehold     UBS
    9     Liberty Tree Mall                                     0       Act/360      0.0316        0.0300    Fee Simple     UBS
   10     Milestone Hotel Portfolio                           216       Act/360      0.0316        0.0300    Fee Simple     UBS
   11     55 West 125th Street                                359       Act/360      0.0316        0.0300    Fee Simple     UBS
   14     Centre at Westbank                                  359       Act/360      0.0316        0.0300    Fee Simple     UBS
   16     Oceanview Village Shopping Center                   357       Act/360      0.0316        0.0300    Fee Simple     UBS
   19     Malibu Bella Mar Apartments                         360       Act/360      0.0316        0.0300    Fee Simple     UBS
   20     One Sound Shore Drive                               360       Act/360      0.0316        0.0300    Fee Simple     UBS
   21     Clinton Apartments                                  359       Act/360      0.0316        0.0300    Fee Simple     UBS
   26     Pohatcong Plaza                                     358       Act/360      0.0316        0.0300     Leasehold     UBS
   27     5805 Sepulveda Boulevard                            358       Act/360      0.0316        0.0300    Fee Simple     UBS
   30     The Chateau Office                                  359       Act/360      0.0316        0.0300    Fee Simple     UBS
   31     Federal Express Building                            359       Act/360      0.0316        0.0300    Fee Simple     UBS
   39     43 Avenue C                                         360       Act/360      0.0316        0.0300    Fee Simple     UBS
   40     Best Western - Green Tree                           299       Act/360      0.0316        0.0300    Fee Simple     UBS
   43     Park Villa Apartments                               359       Act/360      0.0316        0.0300    Fee Simple     UBS
   45     7-11 South Broadway                                 358       Act/360      0.0316        0.0300    Fee Simple     UBS
   47     170 Hamilton Avenue                                 358       Act/360      0.0316        0.0300    Fee Simple     UBS
   56     12925 Riverside Drive                               359       Act/360      0.0316        0.0300    Fee Simple     UBS
   57     6133 Bristol Parkway                                358       Act/360      0.0316        0.0300    Fee Simple     UBS
   63     Citibank Building                                   360       Act/360      0.0316        0.0300    Fee Simple     UBS
   66     Montagnet                                           360       Act/360      0.0316        0.0300    Fee Simple     UBS
   68     Smythe Corners Apartments                           359       Act/360      0.0316        0.0300    Fee Simple     UBS
   69     2101 K Street                                       359       Act/360      0.0316        0.0300    Fee Simple     UBS
   70     The Harkins Office Building                         357       Act/360      0.0316        0.0300    Fee Simple     UBS
   74     The Sinclair                                        360       Act/360      0.0316        0.0300     Leasehold     UBS
   80     West Little York                                    357       Act/360      0.0316        0.0300    Fee Simple     UBS
   81     5000 Hakes Drive                                    358       Act/360      0.0316        0.0300    Fee Simple     UBS
   82     Eckerd - Morganton                                  359       Act/360      0.0316        0.0300    Fee Simple     UBS
   83     East Wenatchee Storage                              298       Act/360      0.0316        0.0300    Fee Simple     UBS
   85     29 Bala Avenue and 919-921 Montgomery Avenue        357       Act/360      0.0316        0.0300    Fee Simple     UBS
   90     CompUSA                                             299       Act/360      0.0316        0.0300    Fee Simple     UBS
   92     Bottlebrush Apartments                              359       Act/360      0.0316        0.0300    Fee Simple     UBS
   93     Gulf Breeze Mobile Home Park                        360       Act/360      0.0316        0.0300    Fee Simple     UBS

                                                                                                 CREDIT
                                                                                               LEASE LOAN
                                                                                                (TENANT,
MORTGAGE                                                  ARD     ANTICIPATED                   GUARANTOR     CROSS       MORTGAGE
  LOAN                                                  MORTGAGE   REPAYMENT        ARD         OR RATED     COLLATE-   LOAN SELLER
 NUMBER           PROPERTY NAME           DEFEASANCE     LOAN         DATE         SPREAD        PARTY)      RALIZED      LOAN ID
-------- ----------------------------    ------------   --------  -----------   ------------   -----------  ----------  -----------
   2     114 West 47th Street             Defeasance      Yes      9/11/2013      Contract         No           No         10011
                                                                                 Rate + 2%
   4     Westfield Shoppingtown South     Defeasance      Yes     10/11/2013        4% +           No           No          9988
           County                                                                Greater of
                                                                                 (Contract
                                                                                  Rate or
                                                                                 Treasury)
   6     30 Broad Street                  Defeasance       No                                      No           No          9999
   9     Liberty Tree Mall                Defeasance       No                                      No           No          9996
   10    Milestone Hotel Portfolio        Defeasance       No                                      No           No          9956
   11    55 West 125th Street             Defeasance       No                                      No           No          9855
   14    Centre at Westbank               Defeasance       No                                      No           No          9947
   16    Oceanview Village Shopping       Defeasance      Yes      8/11/2013        2% +           No           No          9824
           Center                                                                Greater of
                                                                                 (Contract
                                                                                  Rate or
                                                                                 Treasury)
   19    Malibu Bella Mar Apartments      Defeasance       No                                      No           No          9915
   20    One Sound Shore Drive            Defeasance       No                                      No           No          9972
   21    Clinton Apartments               Defeasance       No                                      No           No          9935
   26    Pohatcong Plaza                  Defeasance       No                                      No           No          9864
   27    5805 Sepulveda Boulevard         Defeasance       No                                      No           No          9858
   30    The Chateau Office               Defeasance       No                                      No           No          9900
   31    Federal Express Building         Defeasance      Yes     10/11/2013        2% +           No           No          9840
                                                                                 Greater of
                                                                                 (Contract
                                                                                  Rate or
                                                                                 Treasury)
   39    43 Avenue C                      Defeasance       No                                      No           No          9985
   40    Best Western - Green Tree        Defeasance       No                                      No           No          9942
   43    Park Villa Apartments            Defeasance       No                                      No           No          9919
   45    7-11 South Broadway              Defeasance/      No                                      No           No          7584
                                        Fixed Penalty
   47    170 Hamilton Avenue              Defeasance/      No                                      No           No          7585
                                        Fixed Penalty

                                                                                                 CREDIT
                                                                                               LEASE LOAN
                                                                                                (TENANT,
MORTGAGE                                                  ARD     ANTICIPATED                   GUARANTOR     CROSS       MORTGAGE
  LOAN                                                  MORTGAGE   REPAYMENT        ARD         OR RATED     COLLATE-   LOAN SELLER
 NUMBER           PROPERTY NAME           DEFEASANCE     LOAN         DATE         SPREAD        PARTY)      RALIZED      LOAN ID
-------- ----------------------------    ------------   --------  -----------   ------------   -----------  ----------  -----------
   56    12925 Riverside Drive            Defeasance       No                                      No           No          9853
   57    6133 Bristol Parkway             Defeasance       No                                      No           No          9872
   63    Citibank Building                Defeasance       No                                      No           No          9686
   66    Montagnet                        Defeasance       No                                      No           No          9776
   68    Smythe Corners Apartments        Defeasance       No                                      No           No          9867
   69    2101 K Street                    Defeasance       No                                      No           No          9949
   70    The Harkins Office Building      Defeasance       No                                      No           No          9868
   74    The Sinclair                     Defeasance       No                                      No           No          9866
   80    West Little York                 Greater of       No                                      No           No          9835
                                          YM  or 1%
   81    5000 Hakes Drive                 Defeasance       No                                      No           No          9691
   82    Eckerd - Morganton               Defeasance       No                                      No           No          9914
   83    East Wenatchee Storage           Defeasance       No                                      No           No          9801
   85    29 Bala Avenue and
           919-921 Montgomery Avenue      Defeasance       No                                      No           No          8965
   90    CompUSA                          Defeasance       No                                      No           No          9734
   92    Bottlebrush Apartments           Defeasance       No                                      No           No          9917
   93    Gulf Breeze Mobile Home Park     Defeasance       No                                      No           No          9925

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES


                  Except as set forth on the schedule of exceptions attached hereto as Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

                           (i) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in November 2003.

                           (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the Seller's actual knowledge, after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                           (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee; no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

                           (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

                           (v) Loan Document Status. Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if separate from the related Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Such Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed, in effect, to be liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related Mortgagor and
         (B) any breach on the part of the related Mortgagor of any environmental representations, warranties and covenants contained in the related Mortgage Loan documents; provided that, instead of any breach described in clause (B) of this sentence, the related Mortgagor or such other Person may instead be responsible for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

                           (vi) No Right of Rescission. As of the date of origination, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, to the actual knowledge of the Seller, no such claim has been asserted.

                           (vii) Assignments. The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

                           (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property and all buildings thereon, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a pro forma title policy or title policy commitment); (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D) other matters to which like properties are commonly subject; (E) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (G) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property identified therein or on a schedule attached thereto, which is owned by the Mortgagor and is used in, and reasonably necessary to, the operation of the related Mortgaged Property.

                           (ix) Financing Statements. If the related Mortgaged Property is operated as a hospitality property, the related Seller has, or has caused to be, filed and/or recorded, or submitted for filing and/or recording, in appropriate public filing and recording offices, all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being generally consistent with the practices of prudent commercial mortgage lenders) (which personal property includes all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property) that are owned by the related Mortgagor and located at, and necessary or material to the operation of, the subject Mortgaged Property, to the extent perfection may be effected pursuant to applicable law by recording or filing.

                           (x) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges (which, in all such cases, were directly related to the related Mortgaged Property and could constitute liens on the related Mortgaged Property prior to the lien of the related Mortgage), together with all ground rents, that prior to the related Due Date in November 2003 became due and payable in respect of, and materially affect, any related Mortgaged Property have been paid or are escrowed for or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the Mortgaged Property and could constitute liens on the Mortgaged Property prior to the lien of the Mortgage, that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

                           (xi) No Material Damage. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, then (except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to any rights of the lessor under any related Ground Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

                           (xii) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances or there is a binding commitment or binding pro forma from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance policy, if issued; and neither the Seller nor, to the best of the Seller's knowledge, any Affiliate of the Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged Property.

                           (xiii) Property Insurance. As of the date of its origination and, to the best of the Seller's knowledge, as of the Closing Date, all insurance required under each related Mortgage (except where a tenant under a lease is permitted to insure or self-insure) was in full force and effect with respect to each related Mortgaged Property; such insurance included (A) "all risk" or fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to the lesser of (i) 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property and (ii) the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California in or "seismic zone" 3 or 4 and (2) a seismic assessment revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, earthquake insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where a tenant under a lease is permitted to insure or self-insure), and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related Mortgage Loan documents require that the related insurance policies provide that they may not be terminated without at least 10 days' prior notice to the mortgagee and, to the Seller's knowledge, it has not received any such notice; the related insurance certificates (other than those limited to liability protection) name the mortgagee and its successors as mortgagee or loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the related Due Date in November 2003; all such insurance policies are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the rights of the lessor under any related Ground Lease, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged Property or payment of amounts due under such Mortgage Loan. Notwithstanding anything to the contrary in this paragraph (xiii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related Mortgaged Property located in or around the region in which the Mortgaged Property is located.

                           (xiv) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is, to the actual knowledge of the Seller, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B. If the Seller had knowledge of any material default, breach, violation or event of acceleration under any of such documents, the Seller has not waived any such material default, breach, violation or event of acceleration. Under the terms of such Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

                           (xv) No Payment Delinquency. As of the Closing Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment.

                           (xvi) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                           (xvii) Subordinate Debt. Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related Mortgaged Property to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund.

                           (xviii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan.

                           (xix) Prepayment Consideration. Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

                           (xx) Environmental Conditions. With respect to each Mortgage Loan, one or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments and transaction screens met ASTM requirements to the extent set forth in such report; and none of the above-referenced environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if any such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

                           (xxi) Realization Against Real Estate Collateral. The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

                           (xxii) Bankruptcy. As of the date of origination of such Mortgage Loan, to the Seller's knowledge, after due inquiry, the related Mortgagor was not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding.

                           (xxiii) Loan Security. Such Mortgage Loan is secured by a Mortgage on either a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

                           (xxiv) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

                           (xxv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

                           (xxvi) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or direct controlling interest therein, is directly encumbered in connection with subordinate financing. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgaged Property is listed on the Schedule of Exceptions to the Representations and Warranties attached hereto, then certain direct controlling equity holders in the related Mortgagor have the right to incur, or are known to the Seller to have incurred, debt secured by their ownership interest in the related Mortgagor.

                           (xxvii) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

                           (xxviii) Mortgagor Concentration. Such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

                           (xxix) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (a) terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by mortgagee in any manner, and (b) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (a) and/or (b), to an extent or in a manner that in any such event materially and adversely interferes with the mortgagee's realization of the principal benefits and/or security intended to be provided by such document or instrument.

                           (xxx) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

                           (xxxi) Property Release. The terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property and was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 110% of the amount of such Mortgage Loan allocated to the related Mortgaged Property subject to the release.

                           (xxxii) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above (or an endorsement thereto)); to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such

         Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xii) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

                           (xxxiii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

                           (xxxiv) Single Purpose Entity. If such Mortgage Loan has a Cut-off Date Balance in excess of $15 million, then the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and if such Mortgage Loan has a Cut-off Date Balance less than $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material asset unrelated to such Mortgaged Property and, except as permitted by the related Mortgage Loan documents, not to incur other financing for so long as such Mortgage Loan is outstanding.

                           (xxxv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

                           (xxxvi) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                           (xxxvii) Originator Duly Authorized. To the extent required under applicable law, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                           (xxxviii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

                           (xxxix) Cross-Collateralization. The related
         Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund. The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

                           (xl) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if they are, the related Mortgagor has obtained flood hazard insurance.

                           (xli) Engineering Assessments. With respect to each Mortgage Loan, one or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

                           (xlii) Escrows. All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

                           (xliii) Licenses, Permits and Authorizations. The related Mortgagor has represented in the related Mortgage Loan documents that, and, to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

                           (xliv) Origination, Servicing and Collection
         Practices. The origination, servicing and collection practices used by the Seller or any prior holder of the related Mortgage Note have been in all respects legal and have met customary industry standards.

                           (xlv) Fee Simple. Except for Mortgage Loans covered by the representation and warranty in the immediately following paragraph (xlvi), such Mortgage Loan is secured in whole or in material part by a fee simple interest.

                           (xlvi) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

                           (A) such Ground Lease or a memorandum thereof has
                               been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                           (B) upon the foreclosure of such Mortgage Loan (or
                               acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date or may not be unreasonably withheld);

                           (C) such Ground Lease may not be amended or modified
                               without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

                           (D) unless otherwise set forth in such Ground Lease,
                               such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

                           (E) such Ground Lease was in full force and effect as
                               of the date of origination of such Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect; and to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

                           (F) such Ground Lease, or an estoppel or consent
                               letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

                           (G) based upon the related policy of title insurance,
                               the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any Permitted Encumbrances;

                           (H) the mortgagee under such Mortgage Loan is
                               permitted a reasonable opportunity to cure any curable default under such Ground Lease (not less than the time provided to the related lessee under such ground lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

                           (I) such Ground Lease has a currently effective term
                               (exclusive of any unexercised extension options set forth therein) that extends not less than 20 years beyond the Stated Maturity Date of such Mortgage Loan;

                           (J) under the terms of such Ground Lease, any
                               estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage Loan documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of such Mortgage Loan, together with any accrued interest thereon;

                           (K) such Ground Lease does not impose any
                               restrictions on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                           (L) upon the request of the mortgagee under such
                               Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor; and

                           (M) the terms of the related Ground Lease have not
                               been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

                           (xlvii) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

                           (xlviii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

                           (xlix) Defeasance. If such Mortgage Loan is a Defeasance Mortgage Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest.

                           (l) Primary Servicing Rights. No Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in this Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to Wachovia, in its capacity as a primary servicer, or (C) as has been terminated.

                           (li) Mechanics' and Materialmen's Liens. To the Seller's knowledge, as of origination (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xii) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

                           (lii) Due Date. Subject to any business day convention imposed by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the eleventh day of each month.

                           (liii) Assignment of Leases. Subject only to
         Permitted Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

                           (liv) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                           (lv) No Ownership Interest in Mortgagor. The Seller has no ownership interest in the related Mortgaged Property or the related Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

                           (lvi) No Undisclosed Common Ownership. To the Seller's knowledge, no two properties securing Mortgage Loans are directly or indirectly under common ownership except to the extent that such common ownership has been specifically disclosed in the Mortgage Loan Schedule.

                           (lvii) Mortgage Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

                           (lviii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

                           (lix) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage Loan and has a Cut-off Date Balance of $15,000,000 or more, then:

                           (A) the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

                           (B) such Mortgage Loan provides that from the related Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of normal monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan; and

                           (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan.

                           (lx) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and

         Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                             SCHEDULE I TO EXHIBIT B

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

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CONTROL
NUMBER           PROPERTY                                        ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (V):   LOAN DOCUMENT STATUS.
----------------------------------------------------------------------------------------------------------------------
      16         Oceanview Village Shopping Center               The mortgage loan is recourse to a principal of the
                                                                 borrower for the first $950,000 until Hollywood
                                                                 Entertainment Corp. is in occupancy, open for
                                                                 business and paying rent.
----------------------------------------------------------------------------------------------------------------------
      19         Malibu Bella Mar Apartments                     The mortgage loan is recourse to a principal of the
                                                                 borrower until the mortgaged property has achieved
                                                                 a debt service coverage ratio of 1.30x on a
                                                                 trailing 9 month basis.
----------------------------------------------------------------------------------------------------------------------
      39         43 Avenue C;                                    The mortgage loan is recourse to a principal of the
                                                                 borrower.
      40         Best Western Green-Tree;

      68         2101 K Street;

      81         Eckerd - Morganton;

      91         Bottlebrush Apartments
----------------------------------------------------------------------------------------------------------------------
      65         Montagnet                                       The mortgage loan is recourse to a principal of the
                                                                 borrower for up to $1,200,000 relating to the
                                                                 Louisiana Department of Social Services renewing
                                                                 its lease and up to $130,500 for shortfalls in
                                                                 insurance proceeds.
----------------------------------------------------------------------------------------------------------------------
      73         The Sinclair                                    The mortgage loan is recourse to a principal of the
                                                                 borrower for the first $250,000, with standard
                                                                 carveouts thereafter.
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XI):  NO MATERIAL DAMAGE.
----------------------------------------------------------------------------------------------------------------------
      82         East Wenatchee Storage                          A 10-foot wide strip of unimproved land along the
                                                                 southwestern portion of the mortgaged property is
                                                                 the subject of a condemnation proceeding.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONTROL
NUMBER           PROPERTY                                        ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XIII):  PROPERTY INSURANCE.
----------------------------------------------------------------------------------------------------------------------
      14         Centre at Westbank                              Nothwithstanding the requirements under the related
                                                                 loan documents, the borrower has obtained the
                                                                 following insurance: Lexington (AAA/A++XV) covers
                                                                 the first $15,000,000 of "all risk" insurance, and
                                                                 Nutmeg (AA-/A+XV), Westchester (A+/AX) and Crum &
                                                                 Foster (BBB/A-XI) provide the remaining $40,000,000
                                                                 of coverage on a 40%, 40% and 20% basis,
                                                                 respectively.
----------------------------------------------------------------------------------------------------------------------
      21         Clinton Apartments                              Nothwithstanding the requirements under the related
                                                                 loan documents, the borrower has obtained the
                                                                 following insurance: Lexington (AAA/A++XV),
                                                                 Hartford (AA/A+XV) and Crum & Foster (BBB/A-XI)
                                                                 provide "all risk" coverage on a 50%, 30% and 20%
                                                                 basis, respectively.
----------------------------------------------------------------------------------------------------------------------
      26         Pohatcong Plaza                                 Nothwithstanding the requirements under the related
                                                                 loan documents, the borrower has obtained the
                                                                 following insurance: Arch Specialty (A-XII) covers
                                                                 the first $1,000,000 of liability and excess
                                                                 insurance, up to two occurrences annually.  Zurich
                                                                 (A+/AXV) covers the remainder.  Upon renewal, all
                                                                 insurance is required to be provided by companies
                                                                 that have a claims paying ability rating of at
                                                                 least "A:X" from A.M. Best Company and "A" by S&P.
----------------------------------------------------------------------------------------------------------------------
      31         Federal Express Building                        Nothwithstanding the requirements under the related
                                                                 loan documents, the borrower has obtained the
                                                                 following insurance: Axa  (AA-/AXIII) covers the
                                                                 first $4,000,000 of liability and excess insurance,
                                                                 up to two occurrences annually.  Royal (BBB/A-IX)
                                                                 covers the remainder.
----------------------------------------------------------------------------------------------------------------------
                 All Properties                                  With respect to certain mortgage loans, the lender
                                                                 accepted comprehensive liability insurance in an
                                                                 amount less than that required by the loan documents.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONTROL
NUMBER           PROPERTY                                        ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XVII): SUBORDINATE DEBT.
----------------------------------------------------------------------------------------------------------------------
                 All Properties                                  The loan documents allow the borrower to incur certain
                                                                 trade payables up to a predetermined amount, which is
                                                                 generally less than 5% of the loan amount.
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XXVI): DUE-ON-ENCUMBRANCE.
----------------------------------------------------------------------------------------------------------------------
      11         55 West 125th Street                            Non-recourse subordinate debt secured by a pledge
                                                                 of 100% of the equity interests in the borrower
                                                                 (mezzanine debt) in the principal amount of
                                                                 $6,000,000 was incurred. The subordinate lender
                                                                 entered into an intercreditor agreement with the
                                                                 lender.  The subordinate lender must obtain consent
                                                                 of the rating agencies before enforcing on its
                                                                 equity pledge, unless certain conditions contained
                                                                 in the intercreditor agreement are satisfied,
                                                                 including that the transferee meet certain
                                                                 requirements.
----------------------------------------------------------------------------------------------------------------------
                 All Properties                                  The loan documents allow the borrower to incur
                                                                 certain trade payables up to a predetermined
                                                                 amount, which is generally less than or equal to 5%
                                                                 of the loan amount.
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XXVII): DUE-ON-SALE.
----------------------------------------------------------------------------------------------------------------------
      26         Pohatcong Plaza                                 The borrower is permitted to make certain limited
                                                                 transfers of controlling interests of itself to
                                                                 certain individuals and/or entities, provided that
                                                                 certain conditions have been fully satisfied.
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XXVIII): MORTGAGOR CONCENTRATION.
----------------------------------------------------------------------------------------------------------------------
       2         114 West 47th Street                            The mortgage loan represents 8.20% of initial pool
                                                                 balance.
----------------------------------------------------------------------------------------------------------------------
       4         Westfield Shoppingtown South County             The mortgage loan represents 6.14% of initial pool
                                                                 balance.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONTROL
NUMBER           PROPERTY                                        ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XXXI):  PROPERTY RELEASE.
----------------------------------------------------------------------------------------------------------------------
      45         7-11 South Broadway                             Provided that certain conditions set forth in the
                                                                 mortgage are met, the borrower may include the
                                                                 mortgaged property in a development plan with the
                                                                 adjoining property owner which would enable the
                                                                 adjoining owner to re-develop its property.
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XXXII):  QUALIFICATIONS; LICENSING; ZONING.
----------------------------------------------------------------------------------------------------------------------
      10         Milestone Hotel Portfolio;                      Certain work must be completed at the related
                                                                 mortgaged property in order to achieve ADA
      40         Best Western - Green Tree;                      compliance, with respect to, among other things,
                                                                 parking, ramp and/or drinking fountain
      56         6133 Bristol Parkway;                           accessibility.

      69         The Harkins Office Building
----------------------------------------------------------------------------------------------------------------------
      21         Clinton Apartments                              There are a number of building code violations
                                                                 against the mortgaged property and the lender
                                                                 reserved $25,000 to secure the resolution of such
                                                                 violations.
----------------------------------------------------------------------------------------------------------------------
      20         One Sound Shore Drive                           The related borrower has received violations for
                                                                 open work permits for certain spaces.  Based on a
                                                                 letter from the related borrower's contractor, all
                                                                 work to be performed under such permits has been
                                                                 performed and such work has passed final inspection
                                                                 by the Town of Greenwich Building Department.  The
                                                                 borrower has covenanted to obtain a final
                                                                 "sign-off" for the open permits within 60 days of
                                                                 closing.  In addition, the borrower and principals
                                                                 of the borrower are personally liable for any loss
                                                                 or damage resulting from the open permits and/or
                                                                 borrower's failure to obtain the certificates of
                                                                 occupancy for the open permits.
----------------------------------------------------------------------------------------------------------------------
                                                                 Missing permanent certificate of occupancy, but a
      39         43 Avenue C                                     temporary certificate of occupancy has been
                                                                 obtained.  Additionally, we cannot confirm whether
                                                                 the use of the ground floor and cellar units comply
                                                                 with the "Community Use" requirements of the New
                                                                 York City Zoning Code, and whether the lack of a
                                                                 524 square foot recreation room on the seventh
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONTROL
NUMBER           PROPERTY                                        ISSUE
----------------------------------------------------------------------------------------------------------------------
      67         Smythe Corners Apartments                       floor results in the building exceeding the maximum
                                                                 floor to area ratio.
                                                                 In the event of a casualty of greater than
                                                                 two-thirds, the restoration of the mortgaged
                                                                 property would have to comply with then current
                                                                 zoning ordinances, and variances would need to be
                                                                 obtained in order to reconstruct the existing
                                                                 structures.
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XXXIV):  SINGLE PURPOSE ENTITY.
----------------------------------------------------------------------------------------------------------------------
      20         One Sound Shore Drive                           Neither the related borrower nor any of its members
                                                                 has an independent director.
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XLI):  ENGINEERING ASSESSMENTS.
----------------------------------------------------------------------------------------------------------------------
       4         Westfield Shoppingtown South County             The engineering consultant identified $291,900 in
                                                                 immediate repairs.  The borrower is obligated to
                                                                 complete repairs, but no funds were escrowed.
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XLIII):  LICENSES; PERMITS AND AUTHORIZATIONS.
----------------------------------------------------------------------------------------------------------------------
      20         One Sound Shore Drive                           The related borrower has received violations for
                                                                 open work permits for certain spaces.  Based on a
                                                                 letter from the related borrower's contractor, all
                                                                 work to be performed under such permits has been
                                                                 performed and such work has passed final inspection
                                                                 by the Town of Greenwich Building Department.  The
                                                                 borrower has covenanted to obtain a final
                                                                 "sign-off" for the open permits within 60 days of
                                                                 closing.  In addition, the borrower and principals
                                                                 of the borrower are personally liable for any loss
                                                                 or damage resulting from the open permits and/or
                                                                 borrower's failure to obtain the certificates of
                                                                 occupancy for the open permits.
----------------------------------------------------------------------------------------------------------------------
      39         43 Avenue C                                     Missing permanent certificate of occupancy.
----------------------------------------------------------------------------------------------------------------------
EXCEPTION TO REPRESENTATION (XLV):  FEE SIMPLE.
----------------------------------------------------------------------------------------------------------------------
       6         30 Broad;                                       The mortgaged property is secured by the related
                                                                 borrower's leasehold interest only.
      10         Pohatcong Plaza;
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONTROL
NUMBER           PROPERTY                                        ISSUE
----------------------------------------------------------------------------------------------------------------------
      73         The Sinclair
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XLVI)(J):  LEASEHOLD INTEREST ONLY.
----------------------------------------------------------------------------------------------------------------------
       6         30 Broad Street                                 In the event that there is a casualty to the
                                                                 mortgaged property in which all or substantially
                                                                 all of the mortgaged property is destroyed and the
                                                                 ground lessee is prohibited by law from restoring
                                                                 the mortgaged property to the condition that
                                                                 existed immediately prior to such casualty, the net
                                                                 casualty insurance proceeds will be applied as
                                                                 follows: (i) all costs and expenses to clear and
                                                                 grade the mortgaged property will be paid; (ii)
                                                                 $8,800,000 will be paid to ground lessor; (iii) an
                                                                 amount equal to the then outstanding principal
                                                                 balance of the mortgage loan secured by the
                                                                 leasehold mortgage will be paid to mortgagee; (iv)
                                                                 $3,000,000 will be paid to ground lessor; and (v)
                                                                 the balance will be paid to ground lessee.  The
                                                                 lender obtained a property shortfall insurance
                                                                 policy with an $8,800,000 limit, which will be
                                                                 available to pay off the mortgage in the event that
                                                                 insurance proceeds from the property insurance
                                                                 policy are not sufficient to pay all amounts due
                                                                 under the mortgage loan, subject to the limits of
                                                                 the policy and the satisfaction of certain
                                                                 conditions therein.  Furthermore, the related
                                                                 ground lessor will be entitled to that portion of
                                                                 the condemnation proceeds attributable to the fair
                                                                 market value of the land and the ground lessee
                                                                 shall be entitled to the value of the unexpired
                                                                 portion of the ground lessee's leasehold interest,
                                                                 which ground lease proceeds have been assigned to
                                                                 the leasehold mortgagee. The ground lease requires
                                                                 restoration of the mortgaged property if possible,
                                                                 if not, the ground lessor will receive the
                                                                 condemnation award allocated to the land with the
                                                                 leasehold mortgagee receiving the proceeds
                                                                 allocated to the improvements.  The lender obtained
                                                                 a condemnation shortfall insurance policy with a
                                                                 $20,000,000 limit, which will be available to pay
                                                                 off the mortgage in the event that condemnation
                                                                 proceeds payable to the
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CONTROL
NUMBER           PROPERTY                                        ISSUE
----------------------------------------------------------------------------------------------------------------------
                                                                 leasehold mortgagee are not sufficient, subject to
                                                                 the policy limit and satisfaction of the conditions
                                                                 in the policy.
----------------------------------------------------------------------------------------------------------------------
      26         Pohatcong Plaza                                 All casualty proceeds and condemnation awards will
                                                                 be received by and held by the leasehold
                                                                 mortgagee.  The related ground lessor will be
                                                                 entitled to that portion of the condemnation
                                                                 proceeds attributable to the fair market value of
                                                                 the land and the ground lessee shall be entitled to
                                                                 the value of the unexpired portion of the ground
                                                                 lessee's leasehold interest, which ground lease
                                                                 proceeds have been assigned to the leasehold
                                                                 mortgagee.
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (XLVIII):  TAX LOT; UTILITIES.
----------------------------------------------------------------------------------------------------------------------
      65         Montagnet                                      The tax lot for the 2237 Poydras parcel includes
                                                                other property that is not part of the mortgaged
                                                                property.  The borrower is required to (a) escrow
                                                                with the lender tax payments for such other
                                                                property, (b) provide the lender with evidence of
                                                                payment of taxes for such other property, and (c)
                                                                cause such other property to become a separate tax
                                                                lot.
----------------------------------------------------------------------------------------------------------------------
      79         West Little York                               The mortgaged property does not constitute a
                                                                separate tax parcel.  A proceeding to sever the tax
                                                                lot is underway.  The borrower is required to (a)
                                                                escrow with the lender tax payments for such other
                                                                property, (b) provide the lender with evidence of
                                                                payment of taxes for such other property, and (c)
                                                                cause such other property to become a separate tax
                                                                lot.
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (LVI):  NO UNDISCLOSED COMMON OWNERSHIP.
----------------------------------------------------------------------------------------------------------------------
      27         5805 Sepulveda Boulevard;                       The properties are directly or indirectly under
                                                                 common ownership.
      30         The Chateau Office
----------------------------------------------------------------------------------------------------------------------
      45         7-11 South Broadway;                            The properties are directly or indirectly under
                                                                 common ownership.
      47         170 Hamilton Avenue
----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C-1

                    OPINION OF CADWALADER, WICKERSHAM & TAFT


                  [Letterhead of Cadwalder, Wickersham & Taft]

                                November 25, 2003


Addressees listed on Schedule A


                  Re: LB-UBS Commercial Mortgage Trust 2003-C8, Commercial Mortgage Pass-Through Certificates, Series 2003-C8
                         ----------------------------------------------------
Ladies and Gentlemen:

                  We are rendering this opinion pursuant to Section 8(j) of the Mortgage Loan Purchase Agreement, dated as of November 12, 2003 (the "MLPA"), among UBS Real Estate Investments Inc., as seller (the "Seller"), UBS Principal Finance LLC, as an additional party ("UBSPF") and Structured Asset Securities Corporation II, as purchaser ("SASC").

                  We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $577,564,510 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of November 12, 2003 (the "Indemnification Agreement"), by and among the Seller, UBS Americas Inc. ("UBSAI)," and together with the Seller and UBSPF, the "UBS Entities"), SASC and the Underwriters (as defined below); and (iii) the acknowledgement by the Seller of certain sections of the Underwriting Agreement, dated as of November 12, 2003 (the "Underwriting Agreement"), by and among SASC, Lehman Brothers Inc. ("Lehman") and UBS Securities LLC (together with Lehman, the "Underwriters") and acknowledged with respect to certain sections by the Seller and Lehman Brothers Holdings Inc.

                  We have also acted as special counsel to UBSAI in connection with the execution by UBSAI of the Indemnification Agreement and to UBSPF in connection with the execution by UBSPF of the MLPA.

                  The MLPA, the Indemnification Agreement and Underwriting Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

                  In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity of the text of each document filed with the Securities and Exchange Commission through its Electronic Data Gathering, Analysis and Retrieval System to the printed document reviewed by us, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the UBS Entities, SASC and the Underwriters, including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS Entities and others in connection with the preparation and delivery of this letter. We have examined such questions of law as we have deemed necessary for purposes of these opinions.

                  We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the UBS Entities, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

                  We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and federal laws (without regard to conflicts of laws principles) of the United States of America.

                  Based upon and subject to the foregoing, we are of the opinion that:

                        1. The MLPA and the Underwriting Agreement each constitutes the legal, valid and binding agreement of the Seller, and the MLPA constitutes the legal, valid and binding agreement of UBSPF, enforceable against the Seller or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and
                               (b) provisions (i)



                                     C-1-2
                               purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

                        2. None of the sale of the UBS Mortgage Loans, the consummation by the Seller or UBSPF, as applicable, of any of the other transactions contemplated by the Agreements to which it is a party or the execution, delivery and performance of the terms of the Agreements to which it is a party by the Seller or UBSPF, as applicable, will conflict with, or result in the violation of, any New York State or federal law that is applicable to the Seller or UBSPF, as applicable.

                        3. The execution, delivery and performance of the terms of the Indemnification Agreement by UBSAI will not conflict with, or result in the violation of, any New York State or federal law that is applicable to UBSAI.

                        4. The execution, delivery and performance by (a) the Seller of the Agreements, (b) UBSPF of the MLPA, and (c) UBSAI of the Indemnification Agreement, and the consummation by the Seller, UBSPF and UBSAI, as applicable, of the transactions contemplated under the Agreements, the MLPA and the Indemnification Agreement, respectively, do not require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory bodies of the United States of America pursuant to those laws, rules and regulations of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by (a) the Agreements, to be obtained on the part of the Seller, (b) the MLPA, to be obtained by UBSPF and
                               (c) the Indemnification Agreement to be obtained by UBSAI, except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.




                                     C-1-3

                  We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.


                                            Very truly yours,





                                     C-1-4

                                   SCHEDULE A


Structured Asset Securities Corporation II         Standard and Poor's Ratings Services, a division of The
745 Seventh Avenue                                 McGraw-Hill Companies, Inc.
New York, New York  10019                          55 Water Street, 10th Floor
                                                   New York, New York  10004

Lehman Brothers Inc.                               LaSalle Bank National Association
745 Seventh Avenue                                 135 South LaSalle Street, Suite 1625
New York, New York  10019                          Chicago, Illinois  60603

UBS Securities LLC                                 Moody's Investors Service, Inc.
1285 Avenue of the Americas                        99 Church Street
New York, New York  10019                          New York, New York 10007



                                     C-1-5

                                   EXHIBIT C-2

        OPINIONS OF IN-HOUSE COUNSEL TO THE SELLER, THE ADDITIONAL PARTY
                              AND THE CO-INDEMNITOR


                               [Letterhead of UBS]

                                November 25, 2003


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


          Re:   LB-UBS Commercial Mortgage Trust 2003-C8,
                Commercial Mortgage Pass-Through Certificates, Series 2003-C8
                -------------------------------------------------------------

Ladies and Gentlemen:

                  I am Executive Director and Counsel of UBS AG. UBS Real Estate Investments Inc., a Delaware corporation ("UBSREI"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBSREI and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement, dated as of November 12, 2003 (the "Sale Agreement"), by and among UBSREI, UBS Principal Finance LLC and SASC,
(ii) the execution by UBSREI of the Underwriting Agreement, dated as of November 12, 2003, (the "Underwriting Agreement"), by and among SASC, Lehman Brothers Inc. ("Lehman") and UBS Securities LLC ("UBSS" and, together with Lehman, the "Underwriters") and acknowledged with respect to certain sections by UBSREI and Lehman Brothers Holdings Inc., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc. and (iii) the execution by UBSREI of the UBS Indemnification Agreement, dated as of November 12, 2003, by and among UBSREI, SASC, UBS Americas Inc. and the Underwriters (the "Indemnification Agreement," and, together with the Sale Agreement and the Underwriting Agreement, the "Agreements"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Underwriting Agreement.

                  I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the articles of incorporation, by-laws and incumbency resolution adopted by the directors of UBSREI and the Agreements and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

                           A. All signatures of parties, other than UBSREI, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSREI, is duly authorized to do so.

                           B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                           C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

                           D. All other parties to documents, other than UBSREI, have the requisite power and authority to consummate the transactions contemplated by the Agreements and to execute and deliver the applicable documents.

                  Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

                           1. Each of the Agreements has been duly authorized, executed and delivered by UBSREI.

                           2. UBSREI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreements.

                           3. The execution, delivery and performance of the terms of the Agreements will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSREI and known to me as being applicable to UBSREI.

                           4. There is no action, suit or proceeding against, or investigation of, UBSREI pending or, to my knowledge, threatened against UBSREI before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreements, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreements or (c) would materially and adversely affect (i) the performance by UBSREI of its obligations under, or the validity or enforceability of, the Agreements, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

                           5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSREI or the transactions contemplated by the Agreements, is required on the part of UBSREI for the execution, delivery or performance by



                                     C-2-2

         UBSREI of the Agreements, except those which have been obtained and are in full force and effect.

                           6. The execution, delivery and performance by UBSREI of, and the consummation of the transactions contemplated by, the Agreements do not and will not result in a breach of any term or provision of the organizational documents of UBSREI or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSREI is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSREI pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Agreements or be reasonably likely to impair materially the ability of UBSREI to perform under the terms of the Agreements.

                  In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

                           1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporation law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

                           2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

                           3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

                  The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                                          Sincerely,


                                                          Greg Walker
                                                          Executive Director




                                     C-2-3

                                   SCHEDULE A


UBS Securities LLC                                   Standard and Poor's Ratings Services, a division
1285 Avenue of the Americas                             of The McGraw-Hill Companies, Inc.
New York, New York  10019                            55 Water Street, 10th Floor
                                                     New York, New York  10004

Lehman Brothers Inc.                                 Moody's Investors Service, Inc.
745 Seventh Avenue                                   99 Church Street
New York, New York  10019                            New York, New York  10007

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019



                                      C-2-4

                               [Letterhead of UBS]


                                November 25, 2003


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


           Re:   LB-UBS Commercial Mortgage Trust 2003-C8,
                 Commercial Mortgage Pass-Through Certificates, Series 2003-C8
                 -------------------------------------------------------------

Ladies and Gentlemen:

                  I am Executive Director and Counsel of UBS AG. UBS Principal Finance LLC, a Delaware limited liability company ("UBSPF"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBS Real Estate Investments Inc. ("UBSREI") and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement, dated as of November 12, 2003 (the "Agreement"), by and among SASC, as purchaser, UBSREI, as seller, and UBSPF, as additional party. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Agreement.

                  I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of formation, incumbency resolution and limited liability company agreement adopted by the members of UBSPF and the Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

                           A. All signatures of parties, other than UBSPF, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSPF, is duly authorized to do so.

                           B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                           C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.



                                     C-2-5

                           D. All other parties to documents, other than UBSPF, have the requisite power and authority to consummate the transactions contemplated by the Agreement and to execute and deliver the applicable documents.

                  Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

                           1. The Agreement has been duly authorized, executed and delivered by UBSPF.

                           2. UBSPF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreement.

                           3. The execution, delivery and performance of the terms of the Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSPF and known to me as being applicable to UBSPF.

                           4. There is no action, suit or proceeding against, or investigation of, UBSPF pending or, to my knowledge, threatened against UBSPF before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreement, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreement or (c) would materially and adversely affect (i) the performance by UBSPF of its obligations under, or the validity or enforceability of, the Agreement, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

                           5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSPF or the transactions contemplated by the Agreement, is required on the part of UBSPF for the execution, delivery or performance by UBSPF of the Agreement, except those which have been obtained and are in full force and effect.

                           6. The execution, delivery and performance by UBSPF of, and the consummation of the transactions contemplated by, the Agreement do not and will not result in a breach of any term or provision of the certificate of formation or limited liability company agreement of UBSPF or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSPF is a


                                     C-2-6
         party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSPF pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Agreement or be reasonably likely to impair materially the ability of UBSPF to perform under the terms of the Agreement.

                  In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

                           1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the limited liability company law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

                           2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

                           3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

                  The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                                          Sincerely,


                                                          Greg Walker
                                                          Executive Director



                                     C-2-7

                                   SCHEDULE A


UBS Securities LLC                                   Standard and Poor's Ratings Services, a division
1285 Avenue of the Americas                             of The McGraw-Hill Companies, Inc.
New York, New York  10019                            55 Water Street, 10th Floor
                                                     New York, New York  10004

Lehman Brothers Inc.                                 Moody's Investors Service, Inc.
745 Seventh Avenue                                   99 Church Street
New York, New York  10019                            New York, New York  10007

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019




                                     C-2-8

                               [Letterhead of UBS]


                                November 25, 2003


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


         RE:      LB-UBS Commercial Mortgage Trust 2003-C8,
                  Commercial Mortgage Pass-Through Certificates, Series 2003-C8
                  -------------------------------------------------------------

Ladies and Gentlemen:

                  I am Executive Director and Counsel of UBS AG. UBS Americas Inc., a Delaware corporation ("UBSAI"), is a wholly owned subsidiary of UBS AG, and I have acted as counsel to UBSAI with respect to certain matters in connection with the UBS Indemnification Agreement, dated as of November 12, 2003 (the "Indemnification Agreement"), by and among UBS Real Estate Investments Inc., UBSAI, Structured Asset Securities Corporation II ("Depositor"), Lehman Brothers Inc. ("Lehman") and UBS Securities LLC (together with Lehman, the "Underwriters"). Capitalized terms not defined herein have the meaning assigned to them in the Indemnification Agreement.

                  I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of incorporation and by-laws adopted by the board of directors of UBSAI and the Indemnification Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.


                           A. All signatures of parties, other than UBSAI, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSAI, is duly authorized to do so.

                           B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                           C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

                           D. All other parties to documents, other than UBSAI, have the requisite power and authority to consummate the transactions contemplated by the Indemnification Agreement and to execute and deliver the applicable documents.



                                     C-2-9

                  Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:


                           1. The Indemnification Agreement has been duly authorized, executed and delivered by UBSAI.

                           2. UBSAI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Indemnification Agreement.

                           3. The execution, delivery and performance of the terms of the Indemnification Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSAI and known to me as being applicable to UBSAI.

                           4. There is no action, suit or proceeding against, or investigation of, UBSAI pending or, to my knowledge, threatened against UBSAI before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Indemnification Agreement, (b) seeks to prevent the consummation of any of the transactions contemplated by the Indemnification Agreement or (c) would materially and adversely affect the performance by UBSAI of its obligations under, or the validity or enforceability of, the Indemnification Agreement.

                           5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSAI or the transactions contemplated by the Indemnification Agreement, is required on the part of UBSAI for the execution, delivery or performance by UBSAI of the Indemnification Agreement, except those which have been obtained and are in full force and effect.

                           6. The execution, delivery and performance by UBSAI of, and the consummation of the transactions contemplated by, the Indemnification Agreement do not and will not result in the breach of any term or provision of the certificate of incorporation or by-laws of UBSAI or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have actual knowledge to which UBSAI is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSAI pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Indemnification Agreement or be reasonably likely to impair materially the ability of UBSAI to perform under the terms of the Indemnification Agreement.


                                     C-2-10

                  In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

                           1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporate law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

                           2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

                           3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

                  The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Indemnification Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                                          Sincerely,


                                                          Greg Walker
                                                          Executive Director




                                     C-2-11

                                   SCHEDULE A

UBS Securities LLC                                   Standard and Poor's Ratings Services, a division
1285 Avenue of the Americas                             of The McGraw-Hill Companies, Inc.
New York, New York  10019                            55 Water Street, 10th Floor
                                                     New York, New York  10004

Lehman Brothers Inc.                                 Moody's Investors Service, Inc.
745 Seventh Avenue                                   99 Church Street
New York, New York  10019                            New York, New York  10007

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019






                                     C-2-12